Exhibit 10.15
SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE dated as of this 9th day of November, 2020 by and between Office Tower Developer LLC (“Landlord”) and Rapid7, Inc. (“Tenant”).

RECITALS

WHEREAS, By Lease dated July 19, 2019 (as amended to date, the “Lease”), Landlord did lease to Tenant and Tenant did hire and lease from Landlord certain premises containing a total of approximately 67,214 square feet of rentable floor area (the “Premises”) in the building known as and numbered 100 Causeway Street, Boston, Massachusetts (the “Building”).; and

WHEREAS, Landlord and Tenant desire to make certain modifications to the Lease as set forth herein.

NOW THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration in hand this date paid by each of the parties to the other, the receipt and sufficiency of which are hereby severally acknowledged, and in further consideration of the mutual promises herein contained, Landlord and Tenant hereby agree to and with each other as follows:

1.Exhibit A-1 of the Lease is hereby deleted in its entirety and replaced by Exhibit A-1 attached hereto.

2.Except as otherwise expressly provided herein, all capitalized terms used herein without definition shall have the same meanings as are set forth in the Lease.

3.Except as herein amended the Lease shall remain unchanged and in full force and effect. All references to the “Lease” shall be deemed to be references to the Lease as herein amended.

4.Each of Landlord and Tenant hereby represents and warrants to the other that all necessary action has been taken to enter this Second Amendment and that the person signing this Second Amendment on its behalf has been duly authorized to do so.

5.The parties acknowledge and agree that this Second Amendment may be executed by electronic signature, which shall be considered as an original signature for all purposes and shall have the same force and effect as an original signature. Without limitation, “electronic signature” shall include faxed versions of an original signature or electronically scanned and transmitted versions (e.g., via pdf) of an original signature.

EXECUTED as of the date and year first above written.

LANDLORD:
OFFICE TOWER DEVELOPER LLC, a Delaware limited liability company

Members:
BP OFFICE JV MEMBER LLC, a Delaware limited
liability company

By: BOSTON PROPERTIES LIMITED PARTNERSHIP, a
Delaware limited partnership, its sole member and manager

By: BOSTON PROPERTIES INC., a Delaware corporation,
its general manager

By: /s/ Patrick Mulvihill
Name: Patrick Mulvihill
Title: Senior Vice President, Leasing

BOSTON GARDEN OFFICE TOWER, LLC, a Delaware limited
liability company

By: BOSTON GARDEN DEVELOPMENT CORP., a
Massachusetts corporation, its member

By: /s/ Christopher W. Maher
Name: Christopher W. Maher
Title: Vice President

TENANT:
RAPID7, INC., a Delaware Corporation

By: /s/ Jeff Kalowski
Name: Jeff Kalowski
Title: Chief Financial Officer